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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 8, 2005

                              Spherix Incorporated
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             (Exact name of registrant as specified in its charter)

         Delaware                        0-5576                   52-0849320
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

  12051 Indian Creek Court, Beltsville, Maryland                    20705
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     (Address of principal executive offices)                     (Zip Code)

         Registrant's telephone number, including area code 301-419-3900


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS.

Item 1.01.        Entry into a Material Definitive Agreement

          On June 8, 2005, the Annual Shareholders Meeting which commenced on May 12, 2005, and was adjourned until June 8, 2005, reconvened and approved the proposal to establish InfoSpherix as a wholly-owned subsidiary of Spherix. This proposal is described in the Proxy Statement for the May 12, 2005 Meeting, which description is incorporated herein by reference.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02 (d).    Departure of Directors or Principal Officers;  Election of
                  Directors;  Appointment of Principal Officers.

          Dr. Robert A. Lodder has been elected to Spherix Incorporated's Board of Directors, effective June 8, 2005. Dr. Lodder was appointed to the Nominating Committee and the Science and Technology Committee of the Board of Directors.

          Dr. Lodder is the Director of the Analytical Spectroscopy Research Group of the Advanced Science and Technology Center at the University of Kentucky. He is currently Professor of Pharmaceutical Sciences at the College of Pharmacy, University of Kentucky Medical Center, and holds joint appointments in the Department of Electrical and Computer Engineering, and the Division of Analytical Chemistry of the Department of Chemistry at Kentucky. Dr. Lodder received his B.S. degree cum laude in Natural Science and his M.S. in Chemistry in 1983 from Xavier University, Cincinnati, OH in 1981. He received his Ph.D. in Analytical Chemistry in 1988 from Indiana University.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Spherix Incorporated
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                                                        (Registrant)

                                                        By: /s/ Richard C. Levin
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                                                            Richard C. Levin
                                                            CEO and President

                                                        Date: June 8, 2005